EXHIBIT 10.18
                             THERMOTREX CORPORATION

               TREX COMMUNICATIONS NONQUALIFIED STOCK OPTION PLAN

        1.   Purpose

             This Nonqualified Stock Option Plan (the "Plan") is intended to encourage  ownership of  Common Stock,  $0.01 par  value  (the
        "Common    Stock"),    of    Trex    Communications       Corporaton
        ("Subsidiary"), a subsidiary of ThermoTrex Corporation (the "Company"), by persons selected by the Board of Directors (or a committee thereof) in its sole discretion, including directors, executive officers, key employees and consultants of the Company and its subsidiaries, and to provide additional incentive for them to promote the success of the business of the Company and
        Subsidiary.   The Plan  is intended  to be  a nonstatutory  stock
        option plan.

        2.   Effective Date of the Plan

             The Plan shall become effective when adopted by the Board of Directors of the Company.

        3.   Stock Subject to Plan

             At no time shall the number of shares of the Common Stock then outstanding which are attributable to the exercise of options granted under the Plan plus the number of shares then issuable upon the exercise of outstanding options granted under the Plan exceed 50,000 shares, subject howeverm, to the provisions of paragraph 11 of the Plan. Shares to be issued upon the exercise of options granted under the Plan shall be shares of Subsidiary beneficially owned by the Company. If any option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for options thereafter to be granted.

        4.   Administration

             The  Plan  shall  be   administered  by  a  committee   (the
        "Committee") composed of the members of the Board of Directors of the Company, no member of which shall act upon any matter exclusively affecting any option granted or to be granted to himself or herself under the Plan. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make the following determinations with respect to
        each option to  be granted  by the Company:   (a)  the person  to
        receive the option (the "Optionee"); (b) the time of granting the option; (c) the number of shares subject thereto; (d) the option price; (e) the option period; and (f) the terms of the option and form of option agreement (which need not be identical, but which shall conform to the applicable terms and conditions of the Plan and contain such other provisions as the Board of Directors deems
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        advisable and not inconsistent  with the Plan).   In making  such
        determinations, the Committee may take into account the nature of the services rendered by the Optionees, their present and potential contributions to the success of the Company and/or one or more of its subsidiaries, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on the matters referred to in this paragraph 4 shall be conclusive.

        5.   Eligibility

             An option may be granted to any person selected by the Committee in its sole discretion.

        6.   Time of Granting Options

             The granting of an option shall take place at the time specified by the Committee. Only if expressly so provided by the Committee shall the granting of an option be regarded as taking place at the time when a written option agreement shall have been duly executed and delivered by or on behalf of the Company and the Optionee to whom such option shall be granted. The agreement shall provide, among other things, that it does not confer upon an Optionee any right to continue in the employ of the Company and/or one or more of its subsidiaries or to continue as a director or consultant of the Company, and that it does not interfere in any way with the right of the Company or any such subsidiary to terminate the employment of the Optionee at any time if the Optionee is an employee, to remove the Optionee as a director of the Company if the Optionee is a director, or to terminate the services of the Optionee if the Optionee is a consultant.

        7.   Option Period

             An option may become exercisable immediately or in such installments, cumulative or noncumulative, as the Committee may determine.

        8.   Exercise of Option

             An option may be exercised in accordance with its terms by written notice of intent to exercise the option, specifying the number of shares of stock with respect to which the option is then being exercised. The notice shall be accompanied by payment in the form of cash or shares of Subsidiary Common Stock (the "Tendered Shares") with a then current market value equal to the option price of the shares to be purchased; provided, however,
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        that such  Tendered  Shares  shall  have  been  acquired  by  the
        Optionee more than six months prior to the date of exercise, unless such requirement is waived in writing by the Company. Against such payment the Company shall deliver or cause to be delivered to the Optionee a certificate for the number of shares then being purchased, registered in the name of the Optionee or
        other person exercising  the option.   If any  law or  applicable
        regulation of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require the Company, Subsidiary or the Optionee to take any action in connection with shares being purchased upon exercise of the option, exercise of the option and delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action, which shall be taken at the Company's expense.

        9.   Transferability

             Except as may be  authorized by the  Committee , in its sole
        discretion, no  Option   may be transferred other than by will or
        the laws of  descent and  distribution, and  during a  Optionee's
        lifetime an option    requiring exercise  may be exercised  only by
        him or her (or in the event of incapacity, the person or persons properly appointed to act on his or her behalf). The Committee may, in its discretion, determine the extent to which options granted to an Optionee shall be transferable, and such provisions permitting or acknowledging transfer shall be set forth in the written agreement evidencing the option executed and delivered by or on behalf of the Company and the Optionee.

        10.  Vesting, Restrictions and Termination of Options

             The Committee, in its sole discretion, may determine the manner in which options shall vest, the rights of the Company to repurchase the shares issued upon the exercise of any option and the manner in which such rights shall lapse, and the terms upon which any option granted shall terminate. The Board of Directors shall have the right to accelerate the date of exercise of any installment or to accelerate the lapse of the Company's repurchase rights. All of such terms shall be specified in a written option agreement executed and delivered by or on behalf of the Company and the Optionee to whom such option shall be granted.

        11.  Adjustment of Number of Shares

             Each stock option agreement shall provide that in the  event of any stock dividend payable in the Common Stock or any split-up or contraction in the number of shares of the Common Stock occurring after the date of the agreement and prior to the exercise in full of the option, the number of shares for which the option may thereafter be exercised shall be proportionately adjusted and the price to be paid for each share subject to the
        option shall be  proportionately adjusted.   Each such  agreement
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        shall also provide that in case of any reclassification or change of outstanding shares of the Common Stock or in case of any consolidation or merger of Subsidiary with or into another company or in case of any sale or conveyance to another company
        or  entity  of  the  property   of  Subsidiary  as  a  whole   or
        substantially as a whole, the Optionee shall, upon exercise of the option, be entitled to receive shares of stock or other securities in its place equivalent in kind and value to those shares which he would have received if he had exercised the option in full immediately prior to such reclassification,
        change,  consolidation,  merger,  sale  or  conveyance  and   had
        continued to hold the shares subject to the option (together with all other shares, stock and securities thereafter issued in respect thereof) to the time of the exercise of the option; provided , that if any recapitalization is to be effected through an increase in the par value of the Common Stock without an increase in the number of authorized shares and such new par value will exceed the option price under such agreement, the
        Company   shall   notify   the   Optionee   of   such    proposed
        recapitalization, and the Optionee shall then have the right, exercisable at any time prior to such recapitalization becoming effective, to purchase all of the shares subject to the option
        which  he  has  not  theretofore  purchased  (anything  in   such
        agreement to the contrary notwithstanding), but if the Optionee fails to exercise such right before such recapitalization becomes effective, the option price under such agreement shall be
        appropriately  adjusted.    Each  such  agreement  shall  further
        provide that upon dissolution or liquidation of Subsidiary, the option shall terminate, but the Optionee (if at the time an employee or director of the Company and/or any one or more of its subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise the option to the full extent not theretofore exercised; that no adjustment provided for above shall apply to any share with respect to which the option
        has  been  exercised  prior  to   the  effective  date  of   such
        adjustment; and that no fraction of a share or fractional shares shall be purchasable or deliverable under such agreement, but in the event any adjustment thereunder of the number of shares covered by the option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares. In the event of changes in the outstanding Common Stock by reason of any stock dividend, split-up, contraction, reclassification, or change of outstanding shares of the Common Stock of the nature contemplated by this paragraph 11, the number of shares of Common Stock available for the purpose of the Plan as stated in paragraph 3 hereof shall be correspondingly adjusted by the Committee.

        12.  Limitation of Rights in Option Stock

             The Optionees shall have no rights as stockholders in respect of shares as to which their options shall not have been exercised, certificates issued and delivered and payment as
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        herein provided  made in  full,  and shall  have no  rights  with respect to such shares not expressly conferred by this Plan.

        13.  Stock Reserved

             The Company shall at all times during the term of the options reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Plan and shall pay all other fees and expenses necessarily incurred by the Company in connection therewith.

        14.  Securities Laws Restrictions

             Each Optionee exercising an option, at the request of the Company, will be required to give a representation in form satisfactory to counsel for the Company that he will not transfer, sell or otherwise dispose of the shares received upon exercise of the option at any time purchased by him, upon exercise of any portion of the option, in a manner which would violate the Securities Act of 1933, as amended, and the regulations of the Securities and Exchange Commission thereunder and the Company may, if required or at its discretion, make a notation on any certificates issued upon exercise of options to the effect that such certificate may not be transferred except after receipt by the Company of an opinion of counsel satisfactory to it to the effect that such transfer will not violate such Act and such regulations.

        15.  Tax Withholding

             The Company shall have the right to deduct from payments of any kind otherwise due to an Optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan (the "withholding requirements"). The Committee will have the right to require that the Optionee or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Common Stock pursuant to exercise of an option. If and to the extent that such withholding is required, the Committee may permit the Optionee or such other person to elect at such time and in such manner as the Committee provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Common Stock having a value calculated to satisfy the withholding requirements.

        16.  Termination and Amendment of Plan

             The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the Stockholders of the Company is required as to such modification or amendment under Rule 16b-3,
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        the Board  of  Directors  may not  effect  such  modification  or amendment without such approval.

             The termination or any modification or amendment of the Plan shall not, without the consent of an Optionee, affect his or her rights under an option previously granted to him or her. With the consent of the Optionees affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

             Notwithstanding any other provisions hereof, the Plan shall terminate on December 31, 2006 and no options shall be granted hereunder thereafter.